EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Form 10-Q of American Coastal Insurance Corporation for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission (the Report), I, B. Bradford Martz, the President & Chief Executive Officer (principal executive officer) of American Coastal Insurance Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Coastal Insurance Corporation

By:	/s/ B. Bradford Martz

B. Bradford Martz President & Chief Executive Officer (principal executive officer)		May 8, 2026